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                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         December 21, 1998

                 (Date of earliest event reported)



                       IMMUCELL CORPORATION

      (Exact name of registrant as specified in its charter)



                              0-15507

                     (Commission file number)


     DELAWARE                                         01-0382980

(State or other jurisdiction                       (I.R.S. Employer
      of incorporation)                            Identification No.)

                        56 Evergreen Drive
                        Portland, ME 04103

       (Address of principal executive offices and zip code)

                          (207) 878-2770

       (Registrant's telephone number, including area code)


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


Item 5.  OTHER EVENTS

     On December 21, 1998, the Registrant issued a press release announcing the reorganization of its management team to focus on growing its animal health business and the resignation of Thomas C. Hatch as President, Chief Executive Officer and director of the Registrant.

     The press release announcing these results is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1  The Registrant's Press Release dated December 21, 1998.



                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMMUCELL CORPORATION


Date    DECEMBER 23, 1998          /S/ MICHAEL F. BRIGHAM

                                   Michael F. Brigham
                                   Vice President and
                                   Chief Financial Officer
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                           EXHIBIT INDEX


Exhibit                                                  Sequential
NUMBER                   DESCRIPTION                   PAGE NUMBERS(S)

  99.1              The Registrant's Press Release             4
                    Dated December 21, 1998

FOR IMMEDIATE RELEASE              CONTACT:  Michael F. Brigham
December 21, 1998                            Vice President and CFO
                                             (207) 878-2770 Ext. 106


                        ImmuCell Reorganizes Management
                   to Focus on Growing Animal Health Business


PORTLAND, Maine --  December 21, 1998 --  ImmuCell Corporation
(NASDAQ/ICCC) announced that it will focus its strategic resources on its animal health business and has reorganized its management team to accomplish this.

The Board of Directors promoted Stafford C. Walker, who has been the director of sales and marketing for the Company since 1992, to the executive officer position of vice president and chief marketing officer. Mr. Walker will also serve as president and chief executive officer of the Kamar Marketing Group, Inc., the Company's animal health marketing subsidiary. He will join the Company's two other executive officers, Michael F. Brigham, vice president and chief financial officer, and Joseph
H. Crabb, Ph.D., vice president and chief scientific officer, on a newly formed Operating Committee along with two outside directors, Anthony B. Cashen and George W. Masters.

In connection with this management reorganization, Thomas C. Hatch has resigned his position as president, chief executive officer and director of the Company. "Tom has led this Company from the successful launch of First Defense in 1991 to where we are today - on the cusp of sustainable profitability with a growing animal health business," commented George W. Masters, chairman of the board of directors. "On behalf of the entire board of directors, I wish Tom the best in his personal and business pursuits going forward and thank him for all that he has accomplished for the Company and its shareholders."

The Board of Directors will consider both internal and external candidates in appointing a President to replace Mr. Hatch. In the meantime, management believes that the streamlined structure is consistent with the Company's stated objective of growing a profitable company focused primarily on animal health products. Michael F. Brigham, vice president and CFO commented that "...we believe this interim structure will allow us to efficiently manage the three essential components of our business -- product research and development, marketing and sales, and the administrative duties associated with growing our business and serving our public shareholders."


                                   ###MORE###


ImmuCell Corporation is a biotechnology company engaged in the development of animal health products to expand its commercialized line of products for use by dairy and beef producers. The Company is also developing DiffGAM{TM} bovine anti-CLOSTRIDIUM DIFFICILE immunoglobulins, a human application of its milk-derived passive antibody technology for use as an alternative to antibiotics in the treatment of a gastrointestinal infection. In addition, ImmuCell is marketing Crypto-Scan{TM}, a novel drinking-water test that detects a major and growing menace (CRYPTOSPORIDIUM) to drinking-water supplies worldwide, and the Company owns 50% of a joint venture that is manufacturing bovine lactoferrin, a nutritional milk protein derived from cheese whey.




THIS PRESS RELEASE CONTAINS "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. SUCH STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, ANY STATEMENTS RELATING TO THE COMPANY'S FUTURE PROFITABILITY AND ANY OTHER STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, THOSE RISKS AND UNCERTAINTIES RELATING TO DIFFICULTIES OR DELAYS IN DEVELOPMENT, TESTING, REGULATORY APPROVAL, PRODUCTION AND MARKETING OF THE COMPANY'S PRODUCTS, ANY INADEQUATE THERAPEUTIC EFFICACY OF THE COMPANY'S PRODUCTS THAT COULD SLOW OR PREVENT PRODUCT DEVELOPMENT EFFORTS, COMPETITION WITHIN THE COMPANY'S ANTICIPATED PRODUCT MARKETS, THE UNCERTAINTY OF PRODUCT DEVELOPMENT IN THE PHARMACEUTICAL INDUSTRY, AND OTHER RISKS DETAILED FROM TIME TO TIME IN FILINGS THE COMPANY MAKES WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q. SUCH STATEMENTS ARE BASED ON MANAGEMENTS' CURRENT EXPECTATIONS, BUT ACTUAL RESULTS MAY DIFFER MATERIALLY DUE TO VARIOUS FACTORS, INCLUDING THOSE RISKS AND UNCERTAINTIES MENTIONED OR REFERRED TO IN THIS PRESS RELEASE.


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